Exhibit 10.54.5

AMENDMENT NUMBER FIVE

to the

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

dated as of April 14, 2006

among

WACHOVIA INVESTMENT HOLDINGS, LLC,

WACHOVIA BANK, NATIONAL ASSOCIATION,

NOVASTAR MORTGAGE INC.,

NOVASTAR CERTIFICATES FINANCING, LLC,

NOVASTAR CERTIFICATES FINANCING CORPORATION,

NOVASTAR ASSETS CORP.

NOVASTAR FINANCIAL, INC.

and

NFI HOLDING CORPORATION

AMENDMENT NUMBER FIVE (“Amendment Number Five”), dated as of May 4, 2007 (the “Effective Date”), by and among Wachovia Investment Holdings, LLC (“WIH”), as buyer and Wachovia Bank, National Association (“WBNA”), as buyer (WBNA and WIH each a “Buyer” and collectively “Buyers”, NovaStar Mortgage, Inc. (“NMI”), as seller, NovaStar Certificates Financing LLC (“NCFLLC”), as a seller, NovaStar Certificates Financing Corporation (“NCFC”), as a seller and NovaStar Assets Corp. (“NAC”), as seller ( NMI, NCFLLC, NCFC and NAC, each a Seller and collectively, jointly and severally, the “Sellers”), Novastar Financial, Inc. (“NFI”) and NFI Holding Corporation (“NFI Holding” and together with NFI, each a “Guarantor”, and collectively, jointly and severally, the “Guarantors”) to the Second Amended and Restated Master Repurchase Agreement, dated as of April 14, 2006, as amended, by and among the Buyer, Seller and Guarantors, as amended (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Buyers, the Sellers and the Guarantors have agreed to amend the Master Repurchase Agreement, pursuant to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendments. Effective as of the Effective Date, Section 27 shall be deleted in its entirety and replaced with the following:

“This Agreement shall remain in effect until the earlier of (i) May 11, 2007, or (ii) at Buyer’s option upon the occurrence of an Event of Default (such date, the “Termination Date”). However, no such termination shall affect the related Seller’s outstanding obligations to Buyer at the time of such termination. The related Seller’s obligations to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.”

SECTION 3. Conditions Precedent. This Amendment Number Five shall become effective on the date on which the Buyers shall have received the following:

(a) this Amendment Number Five, executed and delivered by duly authorized officers of each of the Seller, the Guarantors and the Buyer; and

(b) such other documents as the Buyers or counsel to the Buyers may reasonably request.

SECTION 4. Representations. In order to induce the Buyers to execute and deliver this Amendment Number Five, the Sellers and the Guarantors hereby represent and warrant to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number Five, the Sellers and each Guarantor are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Program Documents.

SECTION 5. Governing Law. THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Costs. Sellers and Guarantors shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the fees and expenses of counsel for the Buyers).

SECTION 8. Limited Effect. Except as amended hereby, the Master Repurchase Agreement shall continue in full force and effect in accordance with its respective terms. Reference to this Amendment Number Five need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant thereto, any reference in any of such items to the Master Repurchase Agreement, being sufficient to refer to the Master Repurchase Agreement, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Sellers, the Guarantors and the Buyers have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the day and year first above written.

NOVASTAR MORTGAGE INC., as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING, LLC, as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING CORPORATION, as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR ASSETS CORP., as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Buyer

By:	/s/ Goetz Rokahr
Name:	Goetz Rokahr
Title:	Vice President

WACHOVIA INVESTMENT HOLDINGS, LLC, as a Buyer

By:	/s/ Andrew W. Riebe
Name:	Andrew W. Riebe
Title:	Director

Acknowledged and Agreed:

NOVASTAR FINANCIAL, INC., as a Guarantor

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NFI HOLDING CORPORATION, as a Guarantor

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President